UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2007

HOLOGIC, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-18281	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

35 Crosby Street, Bedford, MA	01730
(Address of Principal Executive Offices)	(Zip Code)

(781) 999-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

EXPLANATORY NOTE: On October 22, 2007, Hologic, Inc. (the “Company”) reported on a Current Report on Form 8-K, filed with the Securities and Exchange Commission on that date, the completion of its business combination with Cytyc Corporation (“Cytyc”). That Form 8-K was further amended by a Form 8-K/A filed on October 23, 2007 (as amended, the “Prior Current Report”). This Current Report on Form 8-K/A is being filed to further amend the Prior Current Report to present certain financial statements of Cytyc and Adeza Biomedical Corporation (Adeza) (which was acquired by Cytyc in March, 2007), to present certain unaudited pro forma financial information in connection with the Company’s business combination with Cytyc and to present certain unaudited pro forma financial information in connection with Cytyc’s acquisitions of Adeza and Adiana, Inc., which financial statements and unaudited pro forma information are filed as exhibits hereto and are incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits.

The following Exhibits are filed as part of this report:

EXHIBIT NO.	DESCRIPTION
23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Ernst & Young LLP

99.1	Cytyc Corporation Audited Consolidated Financial Statements for the Years Ended December 31, 2006, 2005 and 2004

99.2	Cytyc Corporation Unaudited Condensed Consolidated Financial Statements for the Three and Nine Months Ended September 30, 2007 and September 30, 2006

99.3	Adeza Biomedical Corporation Audited Consolidated Financial Statements for the Years Ended December 31, 2006, 2005 and 2004

99.4	Unaudited Pro Forma Financial Information of the Company for the Twelve Months Ended September 29, 2007 and unaudited Pro Forma Condensed Combined Statement of Income for the Twelve Months Ended September 30, 2007 for Cytyc Corporation

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2007	HOLOGIC, INC.

	By:	/s/ Glenn P. Muir
Glenn P. Muir, Chief Financial Officer, Executive Vice President, Finance and Treasurer

3

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Ernst & Young LLP

99.1	Cytyc Corporation Audited Consolidated Financial Statements for the Years Ended December 31, 2006, 2005 and 2004

99.2	Cytyc Corporation Unaudited Condensed Consolidated Financial Statements for the Three and Nine Months Ended September 30, 2007 and September 30, 2006

99.3	Adeza Biomedical Corporation Audited Consolidated Financial Statements for the Years Ended December 31, 2006, 2005 and 2004

99.4	Unaudited Pro Forma Financial Information of the Company for the Twelve Months Ended September 29, 2007 and unaudited Pro Forma Condensed Combined Statement of Income for the Twelve Months Ended September 30, 2007 for Cytyc Corporation

4